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                                                                      EXHIBIT 10











                          REGISTRATION RIGHTS AGREEMENT

                                 By and Between

                            THE FAIRCHILD CORPORATION

                                       And

                             BANNER AEROSPACE, INC.

                            Dated as of July 7, 1998



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                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of July 7, 1998, by and between The Fairchild Corporation, a Delaware corporation (the "Company") and Banner Aerospace, Inc., a Delaware corporation ("Banner").

                                R E C I T A L S:

      On July 7, 1998, Banner announced its intention to purchase up to 2.5 million shares of Class A Common Stock of the Company through open market purchases (the "Subject Shares").

      In connection therewith, the Company has agreed to grant demand registration rights agreement in favor of Banner for the registration and sale of such shares.


      NOW, THEREFORE, the parties to this Agreement agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      1.1   Certain Definitions.

      "Affiliate" shall have the meaning given to such term in Rule 12b-2 promulgated under the Exchange Act.

      "Commission" shall mean the Securities and Exchange Commission.

      "Common Stock" shall mean the shares of Class A Common Stock, $.10 par value, of the Company.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

      "Holder" shall mean Banner or any Permitted Transferee of Registrable Common Stock. There may be more than one Holder at any time.

      "NASDAQ" shall mean the National Association of Securities Dealers Automated Quotation System.

      "Person" shall mean any individual, group, partnership, corporation, trust, joint stock company, unincorporated organization, joint venture or other entity of whatever nature.

      "Registration Statement" shall mean a registration statement relating to the Common Stock on such form as counsel to the Company deems appropriate to be filed with the Commission, as such registration statement may be amended from time to time.


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      "Securities Act" shall mean the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

      "Subject Shares" shall have the meaning ascribed in the Recitals hereof.

      1.2 Permitted Transferees. "Permitted Transferees" shall mean any subsidiary of Banner to whom Banner has (a) transferred five percent (5%) or more of the aggregate Subject Shares and (b) assigned its registrations rights under this Agreement. In the event that Banner transfers the requisite percentage of Subject Shares and assigns its registration rights under this Agreement, it shall be a condition precedent to such transfer and assignment that Banner give prior written notice thereof to the Company.

      1.3 Registrable Common Stock. "Registrable Common Stock" means the Subject Shares held by Banner or its Permitted Transferees (as the case may be), until such time as the Common Stock ceases to be registrable as provided in Section
2.2 of this Agreement.

      1.4 Registration Expenses. "Registration Expenses" shall mean any and all expenses reasonably attributable to the registration of the Registrable Common Stock, including, without limitation, the following expenses: (a) all filing fees; (b) all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualification of the Registrable Common Stock); (c) all fees and expenses incurred in connection with the listing of the Registrable Common Stock on any securities exchange or other market (including, but not limited to, NASDAQ) pursuant to Section 3.4(j) of this Agreement and all fees of the National Association of Securities Dealers; (d) the fees and disbursements of counsel retained by the Company in connection with each such registration or listing on a stock exchange and of its independent public accountants; (e) the fees and disbursements of counsel retained by Holder and any underwriter; (f) all commissions, fees and disbursements of underwriters; (g) all underwriting discounts and commissions applicable to the Registrable Common Stock; (h) all printing expenses; and (i) all other out-of-pocket expenses of the Company incurred in connection with the registration of the Registrable Common Stock.

                                   ARTICLE II

                      SECURITIES SUBJECT TO THIS AGREEMENT

      2.1 Securities Subject to this Agreement. The securities entitled to the benefits of this Agreement are shares of the Registrable Common Stock.


      2.2 Termination of Entitlement. For purposes of this Agreement, the Subject Shares will cease to be Registrable Common Stock when: (a) a Registration Statement with respect to the sale of the Subject Shares shall have become effective under the Securities Act and the Subject Shares shall have been transferred pursuant to such Registration Statement; (b) the Subject Shares shall have been transferred pursuant to Rule 144 (or any successor provisions)


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under the Securities Act; (c) certificates for the Subject Shares not bearing a legend restricting transfer thereof under the Securities Act shall have been delivered by the Company and, in the opinion of counsel for the Company, transfer of such shares may be made without registration or qualification under the Securities Act; or (d) the Subject Shares shall have ceased to be outstanding.



                                   ARTICLE III

                               REGISTRATION RIGHTS

      3.1   Demand Registration.

            (a) Request for Registration. At any time, a Holder of Registrable Common Stock may make a written request for registration under the Securities Act of all or part of its Registrable Common Stock (a "Demand Registration"). Except as set forth below, there shall be no limit on the number of Demand Registrations that may be requested by Banner or its Permitted Transferees, as the case may be.

            Such requests for a Demand Registration will specify the aggregate number of shares proposed to be sold and will also specify the intended method of disposition thereof. The Company will use its best efforts to effect such registration; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Agreement: (i) within sixty
      (60) days immediately following the effective date of a Registration Statement pertaining to a public offering of securities of the Company (other than a registration relating solely to employee benefit plans);
      (ii) if at the time of the request to register the Holder's Registrable Common Stock, the Company gives notice within thirty (30) days of such request that it intends to initiate within sixty (60) days thereafter a registered public offering (other than a registration relating solely to employee benefit plans); or (iii) if at the time of the request, the Holder could sell all of the Registrable Common Stock requested to be registered under Rule 144 during the three-month period following such request, or if, in the opinion of counsel for the Company reasonably satisfactory to the Holder, the proposed sale of its Registrable Common Stock is otherwise exempt from registration under the Securities Act.

            (b) Effective Registration and Expenses. A Registration Statement will not count as a Demand Registration until it has become effective. Except as set forth below in Section 3.1(d), in any registration initiated as a Demand Registration, Banner or its Permitted Transferee, as the case may be, will pay or cause to be paid all Registration Expenses in connection therewith, whether or not the Registration Statement becomes effective.

            (c) Underwriting. If the Holder intends to distribute the Registrable Common Stock covered by its request by means of an underwritten offering, it shall so advise the

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      Company as a part of its request made pursuant to Section 3.1(a). The
      Holder of the Registrable Common Stock to be registered thereunder may select and obtain the investment banker or investment bankers and manager or managers that will administer the offering; provided, however, that such investment bankers and managers must be reasonably satisfactory to the Company.

            (d) Priority on Demand Registration. If the Underwriter does not limit the number of Registrable Common Stock to be underwritten in a Demand Registration, the Company may include securities for its own account or the account of others in such registration if the underwriters so agree and if the number of Registrable Common Stock which would otherwise have been included in such registration and underwriting will not thereby be limited. In the event that the Company elects to include securities for its own account or the account of others pursuant to this
      Section 3.1(d), then notwithstanding anything to the contrary, the Company will pay or cause to be paid, the pro rata portion of: (i) any filing fees for such securities to be registered by the Company; (ii) underwriting discounts and commissions applicable to the Company's securities; and
      (iii) any additional incremental costs, including without limitation, printing expenses attributable to the offer, sale and registration of the Company's securities in such Demand Registration.

      3.2   Piggy-Back Registration.

            (a) If at any time or from time to time during the five-year period commencing from the date of this Agreement, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering for its own account or for the account of others of any class of equity security (other than a registration relating solely to employee benefit plans or a registration on any registration form which dos not include substantially the same information as would be required to be included in a Registration Statement covering the sale of Registrable Common Stock), then the Company shall in each case give written notice of such proposed filing to the Holder of Registrable Common Stock at least sixty (60) days before the anticipated filing date (the "Piggy-Back Registration Notice"), and such notice shall offer the Holder the opportunity to register such Registrable Common Stock as such Holder may request in writing to the Company within twenty (20) days after the date of the Piggy-Back Registration Notice (a "Piggy-Back Registration").

            (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as part of the Piggy-Back Registration Notice. The Company shall have the right to select and obtain the services of the investment banker or investment bankers and manager or managers that will administer the offering. The right of a Holder to registration shall be conditioned upon such Holder's participating in such underwriting and the inclusion of such Holder's Registrable Common Stock in the underwriting to the extent provided herein.


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            (c) Subject to the provisions of Section 3.2(d), the Company shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to commit to the Holder of Registrable Common Stock who has requested within twenty (20) days of receipt of the Company's notice to be included in the registration for such offering (the "Requesting Holder") to include such Registrable Common Stock in such offering on the same terms and conditions as any similar securities of the Company included therein; provided, however, that the Company shall not be required to effect any such registration for any Holder if at the time of the request such Holder could sell all of the Registrable Common Stock specified in its request under Rule 144, or in any other transaction that is exempt from registration under the Securities Act, during the three-month period following such request.

            (d) Priority on Piggy-Back Registration. Notwithstanding any other division of this Section 3.2, if the underwriter for the Company determines that market factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Common Stock from such registration and underwriting. The Company shall so advise the Holder and the number of shares of Registrable Common Stock to be offered by the Holder pursuant to the Piggy-Back Registration will be reduced to the extent necessary to reduce the total number of shares of Common Stock to be included in such offering to the number recommended by the underwriter(s).

            (e) Expenses. In connection with a Piggy-Back Registration, the Company will pay all of the Registration Expenses, except for the pro rata portion of: (i) any filing fees attributable to the Holder's Registrable Common Stock; (ii) underwriting discounts and commissions applicable to the Holder's Registrable Common Stock; and (iii) any additional incremental costs, including, without limitation, printing expenses attributable to the offer, sale and registration of the Holder's Registrable Common Stock in such Piggy-Back Registration.

      3.3   Holdback Agreements.

            (a) Registrations on Public Sale or Distribution. To the extent not inconsistent with applicable law, the Holder agrees not to effect any public sale or distribution of Registrable Common Stock, including a sale pursuant to Rule 144 under the Securities Act during the sixty (60) day period prior to, and during the ninety (90) day period beginning on, the effective date of a Registration Statement in which shares of its Registrable Common Stock are registered (except as part of such registration), if and to the extent requested by the Company or by the underwriter(s) in the case of an underwritten public offering.

            (b) Stop Orders; Suspension of Effectiveness. If, in the case of either a Demand Registration or a Piggy-Back Registration, a stop order is imposed or if for any other reason the effectiveness of either a Demand Registration or Piggy-Back Registration is suspended, then the Holder agrees to stop distribution of its Common Stock thereunder immediately upon written notice thereof from the Company.


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      3.4 Registration Procedures. Whenever the Holder has requested that any
Registrable Common Stock be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration of such Registrable Common Stock in accordance with the intended method of distribution therefore as quickly as is reasonably practicable, and in connection with any such request, the Company will:

            (a) in connection with a request pursuant to Section 3.1, prepare and file with the Commission, not later than ninety (90) days after receipt of a request to file a Registration Statement with respect to Registrable Common Stock, a Registration Statement on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and which form shall be available for the registration of such Registrable Common Stock in accordance with the intended method of distribution thereof, and use its best efforts to cause such Registration Statement to become effective; provided that if the Company shall furnish to the Holder certified resolutions signed by the Chief Executive Officer of the Company stating that in the good faith judgement of the Board of Directors it would be significantly disadvantageous to the Company and its stockholders for such a Registration Statement to be filed on or before the date filing would be required, the Company shall have an additional period of not more than sixty (60) days within which to file such Registration Statement;

            (b) in connection with a registration pursuant to Section 3.1, prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than one hundred eighty (180) days or such shorter period which will terminate when all Registrable Common Stock covered by such Registration Statement have been sold (but not before the expiration of the ninety (90) day period referred to in Section 4(3) of the Act and Rule 174 thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Common Stock covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Holders set forth in such Registration Statement;

            (c) furnish to each seller of Registrable Common Stock, prior to filing a Registration Statement, copies of such Registration Statement as proposed to be filed, and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Common Stock owned by such seller;

            (d) use its best efforts to register or qualify such Registrable Common Stock under such other securities or blue sky laws of such jurisdiction as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdiction of the Registrable Common Stock owned by such seller; provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not




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      otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

            (e) notify each seller of the Registrable Common Stock, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein misleading. The Company will prepare a supplement or amendment to such prospectus as may be appropriate and use its best efforts to cause such supplement or amendment to become effective so that, as thereafter delivered to the purchasers of such Registrable Common Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

            (f) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Common Stock;

            (g) make available for inspection by any seller of Registrable Common Stock, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such records is necessary to avoid or correct a misstatement or omission in the Registration Statement or
      (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each seller of Registrable Common Stock agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

            (h) in the event such sale is pursuant to an underwritten offering, use its best efforts to obtain (i) a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the Holder or the managing underwriter reasonably request and (ii) an opinion or opinions of counsel for the Company in customary form;

            (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months,

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      beginning within three months after the effective date of the Registrable
      Statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

            (j) cause all such Registrable Common Stock to be listed on each securities exchange or market on which similar securities issued by the Company are then listed, provided that the applicable listing requirements are satisfied.

      The Company may require each seller of Registrable Common Stock as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

      The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.4(e) hereof, such Holder will forthwith discontinue disposition of Registrable Common Stock pursuant to the Registration Statement covering such Registrable Common Stock until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.4(e) hereof, and, if so directed by the Company such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Common Stock at the time of receipt of such notice.

      3.5   Indemnification and Contribution.

            (a) Indemnification by the Company. The Company agrees to indemnify, to the extent permitted by law, the Holder, its officers, directors and agents and each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information or affidavit with respect to such Holder furnished in writing to the Company by, or on behalf of, such Holder, expressly for inclusion in any Registration Statement or prospectus.

            (b) Indemnification by Holder. In connection with any Registration Statement in which the Holder is participating, such Holder will furnish to the Company in writing such information and affidavits with respect to such Holder as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and agrees to indemnify, to the extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of Section 14 of the Securities Act or Section 20 of the Exchange Act) from and against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission or a material fact required to be stated in the Registration


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      Statement or preliminary, final or summary prospectus or any amendment thereof or supplement thereto, or necessary to make the statements therein (in the case of a preliminary, final or summary prospectus, in the light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit with respect to such Holder so furnished in writing by, or on behalf of, such Holder expressly for inclusion in any Registration Statement or prospectus.

            (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder agrees promptly to give written notice to the indemnifying party after the receipt of such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person will claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to participate in and assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels. The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

            (d) Contribution. If the indemnification provided for in this
      Section 3.5 from the indemnifying party is unavailable to an indemnified party hereunder in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable to such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, such indemnifying party and indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 3.5(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.


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            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.

      3.6 Participation in Underwritten Registrations. The Holder may not participate in any underwritten registration hereunder unless such Holder (a) agrees to sell its Registrable Common Stock on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

      3.7 Rule 144. The Company covenants that it will file the reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the Commission thereunder; and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Common Stock without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

                                   ARTICLE IV

                                  MISCELLANEOUS

      4.1 Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with this Agreement. The Company has not previously entered into any agreement with respect to any of its securities granting any registration rights to any person.

      4.2 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the Registrable Common Stock which are then outstanding affected by such amendment, modification, supplement, waiver or departure.

      4.3 Notices. All notices, requests, demands and other communications under this Agreement must be in writing and will be deemed duly given, unless otherwise expressly indicated to the contrary, (i) when personally delivered,
(ii) upon receipt of a telephonic facsimile transmission with confirmed telephonic transmission answer back, (iii) three (3) days after having been deposited in the United States Mail, certified or registered, return receipt required, postage prepaid, or (iv) business day after having been dispatched by a nationally recognized overnight courier service, addressed to the parties or their permitted assigns at the


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following addresses (or at such other address or number as is given in writing by any of the parties to the others) as follows:

      If to the Company:                  The Fairchild Corporation
                                          45025 Aviation Drive
                                          Suite 400
                                          Dulles, VA  20166-7516
                                          Attn:  Senior Vice President

      If to Banner:                       Banner Aerospace, Inc.
                                          45025 Aviation Drive
                                          Suite 300
                                          Dulles, VA  20166-7556
                                          Attn:  Senior Vice President

      4.4 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

      4.5 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      4.6 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      4.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

      4.8 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties to this Agreement shall be enforceable to the fullest extent permitted by law.

      4.9 Entire Agreement. This Agreement constitutes the entire agreement with respect to the subject matter hereof and supersedes all prior written and oral agreements with respect thereto.


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      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                           THE FAIRCHILD CORPORATION


                           By:
                               ------------------------------------------------
                                 Donald E. Miller, Sr. Vice President



                           BANNER AEROSPACE, INC.


                           By:
                               ------------------------------------------------
                                  Eugene W. Juris, Vice President and CFO